UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): October 10, 2008
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On October 10, 2008, Repros Therapeutics Inc. (the “Company”) and Computershare Trust Company, N.A. (“Rights Agent”) amended (“Amendment No. 5”) the Rights Agreement dated as of September 1, 1999, as amended by the First Amendment to Rights Agreement by and among the Company, the Company’s previous rights agent and the Rights Agent dated as of September 6, 2002 and by the Second Amendment to Rights Agreement between the Company and the Rights Agent dated as of October 30, 2002, by the Third Amendment to Rights Agreement by and among the Company and the Rights Agent dated June 30, 2005 and by the Fourth Amendment to Rights Agreement between the Company and the Rights Agent dated as of January 9, 2008 (as amended, the “Rights Agreement”). The following paragraph summarizes the principal amendments to the Rights Agreement as effectuated by Amendment No. 5. Capitalized terms not defined herein have the meanings as set forth in the Rights Agreement.
     Amendment No. 5 amends the Rights Agreement to, among other things, provide that Efficacy Capital, LTD (“Efficacy”) and any Affiliate or Associate of Efficacy shall be considered an Exempt Person to the extent that Efficacy becomes a Beneficial Owner of no more than 40% of the Common Stock of the Company then-outstanding, provided the Standstill Agreement between Efficacy and the Company is in effect.
     Amendment No. 5 is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to Amendment No. 5.
     The Company entered into Amendment No. 5 in connection with its recently completed direct registered offering of its common stock and related amendment of its Standstill Agreement with Efficacy.
Item 3.01 Material Modification to Rights of Security Holders.
     See Item 1.01 above.
Item 9.01. Financial Statements and Exhibits.
     d. Exhibits

Exhibit
Number	Description

4.1	Rights Agreement dated September 1, 1999 between the Company and Computershare Trust Company, N.A. (“Computershare”) (as successor in interest to Harris Trust and Savings Bank (“Harris Trust”)), as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A as filed with the Commission on September 3, 1999).

4.2	First Amendment to Rights Agreement, dated as of September 6, 2002, between the Company, Harris Trust and Computershare (incorporated by reference to Exhibit 4.3 to Amendment No. 1 on Form 8-A/A as filed with

Exhibit
Number	Description

the Commission on September 11, 2002).

4.3	Second Amendment to Rights Agreement, dated as of October 30, 2002, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to Amendment No. 2 on Form 8-A/A as filed with the Commission on October 31, 2002).

4.4	Third Amendment to Rights Agreement, dated as of June 30, 2005, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K as filed with the Commission on June 30, 2005).

4.5	Fourth Amendment to Rights Agreement, dated as of January 9, 2008, between the Company and Computershare (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K as filed with the Commission on January 10, 2008).

4.6*	Fifth Amendment to Rights Agreement, dated as of October 10, 2008, between the Company and Computershare.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: October 10, 2008

	By:	/s/ Louis Ploth, Jr.

Louis Ploth, Jr. Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Rights Agreement dated September 1, 1999 between the Company and Computershare Trust Company, N.A. (“Computershare”) (as successor in interest to Harris Trust and Savings Bank (“Harris Trust”)), as Rights Agent (incorporated by reference to Exhibit 4.1 to the Form 8-A as filed with the Commission on September 3, 1999).

4.2	First Amendment to Rights Agreement, dated as of September 6, 2002, between the Company, Harris Trust and Computershare (incorporated by reference to Exhibit 4.3 to Amendment No. 1 on Form 8-A/A as filed with the Commission on September 11, 2002).

4.3	Second Amendment to Rights Agreement, dated as of October 30, 2002, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to Amendment No. 2 on Form 8-A/A as filed with the Commission on October 31, 2002).

4.4	Third Amendment to Rights Agreement, dated as of June 30, 2005, between the Company and Computershare (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K as filed with the Commission on June 30, 2005).

4.5	Fourth Amendment to Rights Agreement, dated as of January 9, 2008, between the Company and Computershare (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K as filed with the Commission on January 10, 2008).

4.6*	Fifth Amendment to Rights Agreement, dated as of October 10, 2008, between the Company and Computershare.

*	Filed herewith.